UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019

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BLUEGREEN VACATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-09292	03-0300793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 Conference Way North, Suite 100, Boca Raton, Florida 33431

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 912-8000

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.08 Shareholder Director Nominations

On April 17, 2019, the Board of Directors of Bluegreen Vacations Corporation (the “Company”) approved June 19, 2019 as the meeting date for the Company’s 2019 Annual Meeting of Shareholders. Because such date is more than 30 days following the anniversary of the Company’s 2018 Annual Meeting of Shareholders, the deadline for any shareholder proposal, including director nomination, intended to be considered at the Company’s 2019 Annual Meeting of Shareholders has been extended. As a result of such extension and pursuant to the Company’s Bylaws, written notice from a shareholder interested in bringing business before the Company’s 2019 Annual Meeting of Shareholders or nominating a director candidate for election at the Company’s 2019 Annual Meeting of Shareholders, including any notice on Schedule 14N, must be received at the Company’s principal executive offices at 4960 Conference Way North, Suite 100, Boca Raton, Florida 33431 by no later than 5:00 p.m., Eastern time, on April 29, 2019. Any such written notice must be directed to the attention of the Company’s Secretary and comply with the applicable advance notice provisions of the Company’s Bylaws. Shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for its 2019 Annual Meeting of Shareholders must comply with the requirements, including the deadline, set forth above as well as all applicable rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Item 8.01 Other Events.

On April 18, 2019,  the Company issued a press release announcing that its Board of Directors has declared a cash dividend on the Company’s common stock of $0.17 per share. The dividend is payable on May 15, 2019 to shareholders of record as of the close of trading on April 30, 2019. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1  Press release dated April 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2019	BLUEGREEN VACATIONS CORPORATION

By:	/s/ Anthony M. Puleo
Anthony M. Puleo
Executive Vice President, Chief Financial Officer and Treasurer, President Bluegreen Treasury Services